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                                       19


                                SECOND AMENDMENT
                                     TO THE
                   ALLIED GROUP EMPLOYEE STOCK OWNERSHIP PLAN

     By virtue and in exercise of the amending power reserved to ALLIED Group, Inc. (the "Company") pursuant to section 12.1 of the ALLIED Group Employee Stock Ownership Plan (the "Plan"), and pursuant to resolutions to amend adopted April 28, 1995, the Plan is hereby amended as set forth below, effective as of January 1, 1990.

1. Sections 9.1(a) and 9.4(a) of the Plan are hereby amended to delete the following parenthetical language after the words "does not exceed $3,500" in both Sections:

                  "(and in the past has never exceeded $3,500)"

and insert the following language in its place:

                  "(and at the time of any prior distribution has never exceeded $3,500)"

2. Sections 9.1(b) and 9.4(b) of the Plan are hereby amended to delete the following parenthetical language after the words "exceeds $3,500" in both
     Sections:

                  "(or in the past has ever exceeded $3,500)"

and insert the following language in its place:

                  "(or at the time of any prior distribution has ever exceeded $3,500)"

     IN WITNESS WHEREOF, the undersigned has caused these presents to be signed on behalf of the Company and its corporate seal affixed and attested, this 12th day of May, 1995.
                                                     ALLIED Group, Inc.

                                             By:     /s/ Douglas L. Andersen
                                                   -----------------------------
                                             Its:  President (Property-casualty)
                                                   -----------------------------

Attest:

By:   /s/ George T. Oleson
     ----------------------
Its:       Secretary
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